EXHIBIT 32


Certification pursuant to 18. U.S.C Section 1350 pursuant to Section 906 of the
                   Sarbanes-Oxley Act of 2002; filed herewith

February 24, 2005


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:  Certification Required Under Section 906 of Sarbanes-Oxley Act of 2003

In connection with the accompanying report on Form 10-Q/A for the period ended September 30, 2004, and filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John E. Loehr, Chief Executive Officer of GulfWest Energy Inc. (the "Company"), and Richard L. Creel, Vice President of Finance of the Company hereby certify that:

      1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


GulfWest Energy Inc.


/S/ JOHN E. LOEHR
-------------------------
By: John E. Loehr
Chief Executive Officer


/S/ RICHARD L. CREEL
-------------------------
By: Richard L. Creel
Vice President of Finance



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